EXHIBIT 10.11

                          SUBSCRIPTION AND REGISTRATION
                                RIGHTS AGREEMENT

                            NEW FRONTIER ENERGY, INC.

                                    10 Units,
                         Offering Price $50,000 Per Unit


     This Subscription and Registration Rights Agreement (the "Agreement") is made between New Frontier Energy, Inc., a Colorado corporation (the "Company") and the undersigned prospective purchaser that is subscribing for the purchase of Units (defined in the next paragraph).

     The Company is offering 10 Units at an offering price of $50,000 per Unit, each Unit consisting of ten thousand (10,000) shares of Series A Convertible Preferred Stock of the Company, $.001 par value (the "Series A Preferred Stock"), and five thousand (1,250) common stock purchase warrant ("Warrants"). Each Warrant is exercisable to acquire one share of the Company's common stock for a period of two years from the date the subscription is accepted by the Company at an exercise price of $2.68 per share.

     In consideration of the Company's agreement to sell the Units to the undersigned upon the terms and conditions set forth below, the undersigned agrees and represents as follows:

A.   SUBSCRIPTION

     1. The undersigned hereby irrevocably subscribes for and agrees to purchase 10 Units at a purchase price of $50,000 per Unit, for a total purchase price of $500,000. No discounts or commissions shall be payable in connection with the subscription. Simultaneously with the execution of this Agreement, the undersigned is paying $500,000 (the "Payment") in the form of a check, money order, banker's draft or wire transfer of funds, payable to New Frontier Energy, Inc.

     2. No other sales of Series A Preferred Stock are contemplated at this time, and the undersigned understands that if the this subscription is accepted, the Payment will be immediately deposited into the corporate bank account of the Company and available for all corporate purposes.

     3. The undersigned understands that the Payment will be held by the Company for its benefit. The Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest, if the undersigned's subscription is rejected in whole or in part. This subscription is and shall be irrevocable except that the undersigned shall have no obligations in the event that this subscription is rejected in full for any reason.

     4. The undersigned agrees that the Company has the right to reject any subscription in whole or in part, to accept one subscription over another, and to allocate available Units among subscribers in any manner that it deems appropriate. The undersigned hereby irrevocably appoints the Company and each officer of the Company and each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Agreement to effect any of the foregoing provisions of this Paragraph A.4.


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B.   REPRESENTATIONS AND WARRANTIES

     1. The Company hereby represents and warrants as follows:

          (a) The Company is a Colorado corporation, duly organized, validly existing and in good standing under the laws of that State. The Company is authorized to issue 75,000,000 shares of stock, of which 25,000,000 are Preferred Shares, $.001 par value, and 50,000,000 are Common Shares, par value $.001 per share. The Company has full corporate power and authority to own, lease or operate its properties and assets and to conduct its business as currently being conducted.

          (b) The Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary corporate action, including the approval of the Board of Directors, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and assuming the proper execution and delivery of this Agreement by the undersigned, constitutes a valid and binding Agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally, and general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will result in the violation of any provision of the Company's certificate of incorporation or bylaws.

          (c) The Company has a total of 3,193,904 shares of Common Stock issued and outstanding (excluding shares underlying options and warrants). No shares of Preferred Stock are outstanding prior to the contemplated issuance of the Series A Preferred Stock.

          (d) There is no suit, action, claim, investigation or inquiry by any governmental authority, and no legal, administrative or arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company with respect to the execution, delivery and performance of this Agreement or any document delivered or agreement entered into in connection herewith, or the transactions contemplated hereby or thereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not contravene or constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Company or to a violation of any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on the Company or result in the imposition of any lien on any asset of the Company.

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          (e) The designations, preferences, limitations and relative rights of the Series A Preferred Stock are set forth in Articles of Amendment to the Articles of Incorporation of the Company in the form attached as Exhibit A and to be filed with the Colorado Secretary of State immediately prior to acceptance of this subscription.

          (f) The Company has filed a registration statement on Form SB-2 and Form 8-A with the Securities and Exchange Commission to become a reporting company, but those registration statements have not been declared effective. The Company recently filed Amendment No. 3 to its Form SB-2 (the "Amendment") and expects that both the SB-2 and the 8-A will be declared effective in the near future. However, there is no assurance that the SEC will declare either or both registration statement(s) effective. If the Company does receive an effective date for the registration statements, it hopes to interest a brokerage firm in the filing of a Form 2-11 with the NASD in order that one or more firms can commence quotation of the common stock in the OTC Bulletin Board.

     2. The undersigned hereby represents and warrants to the Company as follows:

          (a) The Units are being purchased for the undersigned's own account, for investment purposes only, not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part. No other person has or will have a direct or indirect beneficial interest in the undersigned's Units. The undersigned will not sell, hypothecate or otherwise transfer his Units unless (a) the Units are registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws or (b) in the opinion of counsel acceptable to the Company, an exemption from the registration requirements of the Act and such state laws is available.

          (b) The undersigned, either alone or with the assistance of the undersigned's own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Units and has the net worth to undertake such risks.

          (c) The undersigned is aware and has evaluated the substantial risks involved in purchasing the Units, including those factors set forth in the Amendment. The undersigned hereby acknowledges that it has read the Amendment, and understands that the Units as an investment involve a high degree of risk, including but not limited to, the risk of economic loss of its investment.

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          (d) That the undersigned realizes that (i) the purchase of the Units is a long-term investment; (ii) the purchaser of the Units must bear the economic risk of investment for an indefinite period of time because neither the Units, the Series A Preferred Stock, the Warrants nor the common stock underlying the Warrants or unto which the Series A Preferred Stock is convertible (the "Securities") have been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) there is presently no public market for the Units, the Series A Preferred Stock, the Warrants or the common stock and the undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the securities as collateral for a loan;
     (iv) the transferability of the Securities will be restricted and requires conformity with the restrictions contained herein; and (v) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

     3. The Company has made available to the undersigned all documents and information that the undersigned has requested relating to an investment in the Units. The Company makes no representations or warranties other than those contained herein.

     4. The undersigned believes that he has received all information that it considers necessary or appropriate for deciding whether to purchase the Units. The undersigned further represents that it has had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units, the business, prospects and financial condition of the Company.

     5. The undersigned understands that if the Employee Retirement Income Security Act of 1974 ("ERISA") applies to this investment, that in making the proposed investment the undersigned is aware of and has taken into consideration diversification requirements of ERISA and has concluded that the proposed investment is a prudent one even though no public market for the Units currently exists.

     6. Assuming the due authorization, execution, and delivery of this Agreement by the Company, this Agreement is the valid and binding Agreement of the undersigned, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby and thereby.

     7. The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Units in the State of Florida and the Units are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

     8. The undersigned hereby represents and warrants that the undersigned is an "accredited investor" with within the meaning of Rule 501 of regulation D of the 1933 Act, and meets one of the following criteria:


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(Please Initial the Category or Categories Which Apply)

     A. ____ A bank or savings and loan institution.

     B. ____ A broker or dealer registered with the Securities and Exchange Commission.

     C .____ An insurance or investment company.

     D. ____ A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase of the Units, exceeds $1,000,000.

     E. ____ A natural person who had an individual income of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 each of those years and has a reasonable expectation of reaching the same income level in the current year.

     F. ____ A partnership, corporation or other entity in which all of the equity owners of such entity meet the requirements of paragraphs D or E above.

     G. ____ A corporation, business trust or partnership not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

     H.____ Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units.

     or

     I. ____ None of the above apply.

The undersigned shall indemnify and hold harmless the Company and its affiliates, or any partner, officer, director, agent or control person of the Company or its affiliates which was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from (i) any breach of the undersigned's warranties, covenants or agreements set forth herein or arising out of the sale or distribution of the Units in violation of applicable law; or (ii) any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning the undersigned or the undersigned's financial position in connection with the offering or sale of the Units, including, without limitation, any such misrepresentation, misstatement or omission regarding the undersigned's status as an accredited investor, against losses, liabilities and expenses for which the Company or any officer, director, agent, or control person of the Company or the affiliates has not otherwise been reimbursed (including attorneys' fees, judgment, fines and amounts paid in settlement) actually and reasonably incurred by such person or the Company in connection with such action, suit or proceeding.


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C.   UNDERSTANDINGS

     The undersigned understands, acknowledges and agrees with the Company as follows:

     1. No Federal or state agency has made any finding or determination as to the accuracy or adequacy of this Agreement or as to the fairness of the terms of this offering for investment, nor any recommendations or endorsement of the Units.

     2. The offering and sale of the Units is intended to be exempt from registration under the Act by virtue of Section 4(2) or 3(b) of the Act and/or the provisions of Regulation D. Except as set forth in the next succeeding paragraph, the Company is under no obligation to register the Units or any of the Securities issued in this offering on behalf of the undersigned or to assist the undersigned in complying with any exemption from registration.

     3. (a) Upon the request of the undersigned, the Company shall promptly file a registration statement for the common stock underlying the Warrants and the common stock into which the Series A Preferred Stock is convertible (the "registrable securities") on any appropriate form under the 1933 Act. The Company shall use commercially reasonable efforts to cause such registration to become effective as promptly as possible after such filing and thereafter to keep such registration effective for a period of at least one year.

          (b) Notwithstanding the foregoing, the Company may postpone the filing of a registration statement (for a period not exceeding 90 days) if its Board of Directors in good faith determines that the filing or the distribution of the registrable securities will adversely interfere with a public offering by the Company or with a financing, acquisition, corporate reorganization or similar corporate transaction.

          (c) In connection with the registration, the Company will use its reasonable efforts to effect such registration to permit the sale of such registrable securities and accordingly will:

               (i) prepare and file with the SEC a Registration Statement or registration statements on any appropriate form under the 1933 Act, which form shall be available for the sale of the registrable securities and shall include all financial statements required by the SEC to be filed therewith;

               (ii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the registration statement effective;

               (iii) prior to any public offering of registrable securities, register or qualify or cooperate with the selling holders of registrable securities, the underwriters, if any, and their respective counsel on a commercially reasonable basis to register or qualify such registrable securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the registrable securities covered by the Registration Statement.

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          (c) All expenses incident to the Company's performance of or compliance with this Agreement including without limitation all registration and filing fees, fees with respect to listings or filings required, fees and expenses of compliance with securities or Blue Sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, and reasonable fees and expenses of other persons retained by the Company in connection with the registration, will be borne by the Company.

          (d) In the event the subscriber is able to sell the registrable securities without any volume limitations under the provisions of Rule 144 of the 1933 Act, the demand registration provisions of this paragraph 3 shall no longer apply.

     4. There is no public or other market for the Units, the Preferred Stock, the Warrants or common stock, and no such public or other market is expected to develop for the Units, the Preferred Stock or the Warrants. There can be no assurance that the undersigned will be able to sell or dispose of the undersigned's Units, should he desire to do so. No assignment, sale, transfer, exchange or other disposition of the undersigned's Units can be made other than in accordance with the provisions hereof.

     5. For a period of one year from the date this Agreement is accepted by the Company, the undersigned shall have the preemptive right to purchase any equity or debt securities offered by the Company upon the terms and conditions offered by the Company. If the undersigned does not exercise those rights within 20 days following written notice of the offer, the Company shall be free to offer the securities to any third party and these preemptive rights shall be of no further force or effect.

     6. All certificates evidencing the Securities will contain or be endorsed with the following, or substantially equivalent, legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

     7. There can be no assurance as to the Federal or state tax consequences of an investment in the Units.

     8. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND OF THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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     9. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE
AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

D.   MISCELLANEOUS

     1. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

     2. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to the other party at the address given for such party in the signature below.

     3. Failure of the Company to exercise any right or remedy under this Agreement or any other agreement, between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by an authorized officer of the Company.

     4. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Colorado, without regard to conflicts of laws, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the enforceability of any other provision hereof.

     5. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.



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                       SUBSCRIBER:

                       /s/ John McKey
                       -------------------

                           John McKey
                       -------------------
                       Print Name


                        /s/ Candace McKey
                       -------------------

                            Candace McKey
                       -------------------
                       Print Name



                       Social Security Number
                       or Employee ID No.: __________________________


                       Address of Subscriber:

                       7737 S. E. Loblolly Bay Drive
                       Hobe Sound, FL.  33455
                       -----------------------------


                       Accepted this 1st day of March 2004.



                       NEW FRONTIER ENERGY, INC.,
                       a Colorado corporation


                       By: /s/ Paul G. Laird
                           ---------------------------------
                           Paul G. Laird, President
                           5525 S. Erindale Drive, Suite 201
                           Colorado Springs, Colorado 80918




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